UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 05, 2026

Cardinal Infrastructure Group Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43004	39-3180206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Six Forks Road, #300
Raleigh, North Carolina		27609
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 324-1964

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 Par Value	CDNL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 5, 2026, Cardinal Infrastructure Group Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on two proposals presented at the Annual Meeting, which are described below and in further detail in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2026 (the “Proxy Statement”). Holders of 40,746,383 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting.

The following are the voting results of the proposals submitted to the Company’s stockholders at the Annual Meeting:

Proposal 1 (Election of Directors) — The Company’s stockholders elected the following six persons as directors of the Company, each to serve as such until the Company’s annual meeting of stockholders to be held in 2027, or until his or her respective successor is duly elected and qualified. The following table sets forth the voting results for each director nominee:

Director Nominee	For	Against	Abstentions	Broker Non-Votes
Jeremy Spivey	40,337,736	68,911	1,968	337,768
Richard M. Lee	40,198,067	208,581	1,967	337,768
Austin J. Shanfelter	40,200,309	206,339	1,967	337,768
Richard B. Wimmer	40,200,580	206,339	1,696	337,768
Anthony L. Wood, Jr.	40,402,943	3,705	1,967	337,768
Ivy Zelman	40,389,218	17,450	1,947	337,768

Proposal 2 (Ratification of Grant Thornton LLP) — The Company’s stockholders approved the proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026. The following table sets forth the voting results for this proposal:

For	Against	Abstentions
40,744,175	101	2,107

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL INFRASTRUCTURE GROUP INC.

Date:	June 5, 2026	By:	/s/ Mike Rowe
Mike Rowe Chief Financial Officer